Exhibit 10.3

[CONFIDENTIAL TREATMENT REQUESTED] /*/ INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Amendment Number #2: 20001130.2.A.2

to the

General Agreement 20001130.2.C

By and Between

Avici Systems Inc.

and

AT&T Corp.

1.	PARTIES TO THE AGREEMENT: This Amendment (“Amendment”) is effective as of March 29, 2002 by and between Avici Systems Inc. (“Supplier”), a New York Corporation with principal offices located at 101 Billerica Avenue, North Billerica, MA 01862-1256 and AT&T Corp. (“Company”), a New York Corporation, with offices located at 295 North Maple Ave., Basking Ridge, New Jersey. The parties agree that this Amendment is governed by and supplements the terms and conditions of General Agreement 20001130.2.C (“Agreement”). All other provisions of the Agreement shall remain in full force and effect as to all transactions between Company and Supplier. If there is any conflict between the provisions of this Amendment and terms and conditions set forth in the Agreement executed by the parties, and such conflict relates solely to transmission, retrieval and storage of information and Documents, then the provisions of this Amendment shall prevail.

2.	BACKGROUND: Supplier and Company acknowledge that both want to automate certain operations for purchase and sale transactions (“Transactions”), by transmitting and receiving, documents electronically (hereinafter called “Documents”) in substitution for conventional paper-based documents. The following are examples of Documents which may be transmitted under this Section: Catalogues; Purchase Orders; Acknowledgements; Modifications to Purchase Orders; Ship Notices; Invoices; Schedule Changes; Change Orders; Requests for Proposals; and Proposals. If at any time Company is prepared to transmit or receive electronically certain Documents (e.g., Requests for Proposals) and Supplier is unable to transmit or receive electronically such Documents because of Supplier’s systems or software, Supplier will use commercially reasonable efforts to expedite implementation of functionality to transmit and receive electronically such Documents.

Supplier and Company also acknowledge that the electronic transmission of Documents can take place through the computer network of a Company-designated third party e-Commerce provider (“Provider’s Network”). Supplier and Company further acknowledge that they both want to assure that such Transactions are rot rendered legally invalid or unenforceable solely by virtue of such transmission or reception.

3.	THIRD-PARTY e-COMMERCE PROVIDER: Supplier understands that it must contract independently with the third party e-Commerce provider. Supplier further understands that it must accept all data elements transmitted by Company through such third party’s platform. Company may change the third-party e-Commerce provider upon thirty (30) days’ prior written notice to Supplier. Supplier further understands that, in such event, it may have to contract with such third party. Each party shall, at its own expense, provide and maintain the equipment, software and services necessary to effectively and reliably transmit and receive Documents via the designated Provider’s Network. In addition, Supplier shall be solely responsible for the cost of storing its information or Documents on such Provider’s Network; which information or Documents may be retrieved by Company at no additional charge to Company by Supplier.

4.	e-COMMERCE SIGNATURES: Each party will establish, through the Provider, a unique code that will act as an authenticating signature (“Signature”). Any Signature of such party affixed to or contained in any transmitted Document is sufficient to verify that such Document originated with such party (“Signed Documents”). Neither party will disclose to any unauthorized person the Signatures of the other party.

Any Signed Document transmitted through e-Commerce shall constitute an “original” when printed from electronic files or records established and maintained in the normal course of business. The parties further agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to whether certain agreements are to be in writing and signed by the party to be bound thereby.

5.	e-COMMERCE TRANSMISSIONS: If a party receives any Document in an unintelligible or garbled form, or a Document that otherwise contains evidence of faulty transmission, the recipient must promptly notify the originating party (if identifiable from the received Document) in a reasonable manner.

6.	WARRANTIES AND DATA INTEGRITY FOR e-COMMERCE TRANSACTIONS: Supplier represents and warrants that Documents and/or information either transmitted to Company by Supplier or stored on a Provider’s Network for access by Company a) do not contain any virus, bug, cancelbolt, worm, Trojan Horse or other harmful item, and b) does not infringe any third party’s copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy. Supplier further represents and warrants that all product and pricing information provided in its catalogues either stored on a Provider’s Network or transmitted to Company by Supplier is current, accurate and complete. In the event more favorable terms appear in a Document transmitted to Company by Supplier than appear in Supplier’s current catalogue, Company will be entitled to the more favorable terms contained in such Document.

7.	LIMITATION OF LIABILITY FOR e-COMMERCE TRANSACTIONS: NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR THE ACTS OR OMISSIONS OF THE THIRD-PARTY E-COMMERCE PROVIDER WHEN SUCH ACTS OR OMISSIONS NEGATIVELY IMPACT EITHER ONE OR MORE TRANSACTIONS, OR THE TRANSMISSION, RECEPTION, STORAGE OR HANDLING OF DOCUMENTS.

NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES, INCLUDING BUT NOT LIMITED TO, DAMAGES FOR LOSS OF PROFITS, REVENUE, GOODWILL, USE, DATA, ELECTRONICALLY TRANSMITTED ORDERS, OR OTHER ECONOMIC ADVANTAGE (EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), HOWEVER CAUSED AND REGARDLESS OF THE THEORY OF LIABILITY, ARISING OUT OF OR RELATED TO: (i) ANY DELAY, OMISSION OR ERROR IN THE ELECTRONIC TRANSMISSION OR RECEIPT OF ANY DOCUMENTS PURSUANT TO THIS AGREEMENT; OR (ii) UNAUTHORIZED ACCESS TO OR ALTERATION BY A THIRD PARTY OF TRANSMITTED DATA.

8.	ENTIRE AGREEMENT: This Amendment shall incorporate the electronically transmitted provisions on Company’s orders issued pursuant to this Amendment and shall constitute the entire agreement between the parties with respect to the subject matter of this Amendment and the order(s) and shall not be modified or rescinded, except by a writing signed by or by electronic transmission between Supplier and Company. Printed provisions on the reverse side of Company’s orders (except as specified otherwise in this Amendment) and all provisions on Supplier’s Documents which modify the terms and conditions of this Amendment or the Agreement referenced herein shall be deemed deleted and shall be of no force and effect, unless expressly consented to by Company in writing. The provisions of this Amendment supersede all contemporaneous oral agreements and all prior oral and written quotations, communications, agreements and understandings of the parties with respect to the subject matter of this Amendment.

9.	e-COMMERCE CONSIDERATION: In consideration of the anticipated benefits of the eProcurement initiative for both Company and Supplier and the significant costs for Company’s effort to develop electronic commerce with Supplier and Supplier’s desire to support Company’s eProcurement Initiative, Supplier agrees to pay Company [CONFIDENTIAL TREATMENT REQUESTED] /*/ on or fore July 1, 2002

Avici Systems, Inc.		AT&T CORP.

By:	/s/ Steven Kaufman	By:	/s/ Michael Ziets
	(Signature)		(Signature)

Name:	Steven Kaufman	Name:	Michael Ziets
	(Print Name)		(Print Name)

Title:	President & CEO	Title:	Procurement Manager

Date:	4/1/02	Date:	4/3/02